CASH, CASH EQUIVALENTS AND RESTRICTED CASH	12 Months Ended
Dec. 31, 2025
CASH, CASH EQUIVALENTS AND RESTRICTED CASH
CASH, CASH EQUIVALENTS AND RESTRICTED CASH

5.CASH, CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents comprise cash on hand, cash in banks, cash in transit and short-term, highly liquid investments, which are unrestricted as to withdrawal and use, with an original maturity of not more than three months that are readily convertible into known amount of cash and that are subject to an insignificant risk of change in value.

Restricted cash is comprised primarily of cash as collateral for letters of credit issued to the landlords for certain of the Group’s leased facilities and cash receipts from customers at commercial banks which are temporarily frozen and checked before being transferred to current accounts of the Group, autonomous vehicle manufacturing surety bonds and cash held as collateral for sales to commercial banking partner/leasing company with a resale value guarantee, cash held to service certain payments under various debt facilities and other obligations. The Group determines current or non-current classification based on the expected remaining duration of the restriction.

Details of cash and cash equivalent and restricted cash are presented in the consolidated statements of cash flows as below:

	As of December 31,
	2023	2024	2025	2025
	VND million	VND million	VND million	USD
Cash on hand	1,279	28	4	159
Cash at banks	4,094,193	2,223,405	7,135,089	284,028,860
Cash in transit	—	—	216,905	8,634,409
Cash equivalents	—	1,083,360	—	—
Total cash and cash equivalents	4,095,472	3,306,793	7,351,998	292,663,429
Short-term restricted cash	102,932	2,371,038	766,885	30,527,646
Long-term restricted cash	660,363	1,610,439	1,836,864	73,120,656
Total cash, cash equivalents and restricted cash	4,858,767	7,288,270	9,955,747	396,311,731